	EXHIBIT 24(a)
	                  FIRST SOUTHEAST BANKING CORP.


	                POWER OF ATTORNEY WITH RESPECT TO
	                     REGISTRATION STATEMENT
	                    COVERING COMMON STOCK OF
	                       FIRSTAR CORPORATION


	KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or
	director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L.
	Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William
	J. Schulz, and each of them, severally, his or her true and lawful attorney
	and agent at any time and from time to time to do any and all acts and
	things and execute, in his or her name (whether on behalf of Firstar
	Corporation, or as an officer or director of Firstar Corporation, or
	otherwise) any and all instruments which said attorney and agent may deem
	necessary, appropriate or desirable to enable Firstar Corporation to comply
	with the Securities Act of 1933, as amended, and any requirements of the
	Securities and Exchange Commission in respect thereof, in connection with a
	Registration Statement and any and all amendments (including post-effective
	amendments) to the Registration Statement relating to the issuance of Common
	Stock, $1.25 par value, of Firstar Corporation and associated preferred
	stock purchase rights in connection with the acquisition by Firstar
	Corporation (or a subsidiary thereof) of First Southeast Banking Corp.
	pursuant to and in accordance with an Agreement and Plan of Reorganization
	and related Plan of Merger entered into by Firstar Corporation, including
	specifically but without limitation thereto, power and authority to sign his
	or her name (whether on behalf of Firstar Corporation, or as an officer or
	director of Firstar Corporation or by attesting the seal of Firstar
	Corporation, or otherwise) to such Registration Statement and to such
	amendments (including post-effective amendments) to the Registration
	Statement to be filed with the Securities and Exchange Commission, or any of
	the exhibits, financial statements and schedules, or the Proxy
	Statements-Prospectuses, filed therewith, and to file the same with the
	Securities and Exchange Commission; and the undersigned does hereby ratify
	and confirm all that said attorneys and agents, and each of them, shall do
	or cause to be done by virtue hereof.  Any one of said attorneys and agents
	shall have, and may exercise, all the powers hereby conferred.

	IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the
	 12  day of May, 1994.



							Michael E. Batten

	                  FIRST SOUTHEAST BANKING CORP.


	                POWER OF ATTORNEY WITH RESPECT TO
	                     REGISTRATION STATEMENT
	                    COVERING COMMON STOCK OF
	                       FIRSTAR CORPORATION


	KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or
	director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L.
	Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William
	J. Schulz, and each of them, severally, his or her true and lawful attorney
	and agent at any time and from time to time to do any and all acts and
	things and execute, in his or her name (whether on behalf of Firstar
	Corporation, or as an officer or director of Firstar Corporation, or
	otherwise) any and all instruments which said attorney and agent may deem
	necessary, appropriate or desirable to enable Firstar Corporation to comply
	with the Securities Act of 1933, as amended, and any requirements of the
	Securities and Exchange Commission in respect thereof, in connection with a
	Registration Statement and any and all amendments (including post-effective
	amendments) to the Registration Statement relating to the issuance of Common
	Stock, $1.25 par value, of Firstar Corporation and associated preferred
	stock purchase rights in connection with the acquisition by Firstar
	Corporation (or a subsidiary thereof) of First Southeast Banking Corp.
	pursuant to and in accordance with an Agreement and Plan of Reorganization
	and related Plan of Merger entered into by Firstar Corporation, including
	specifically but without limitation thereto, power and authority to sign his
	or her name (whether on behalf of Firstar Corporation, or as an officer or
	director of Firstar Corporation or by attesting the seal of Firstar
	Corporation, or otherwise) to such Registration Statement and to such
	amendments (including post-effective amendments) to the Registration
	Statement to be filed with the Securities and Exchange Commission, or any of
	the exhibits, financial statements and schedules, or the Proxy
	Statements-Prospectuses, filed therewith, and to file the same with the
	Securities and Exchange Commission; and the undersigned does hereby ratify
	and confirm all that said attorneys and agents, and each of them, shall do
	or cause to be done by virtue hereof.  Any one of said attorneys and agents
	shall have, and may exercise, all the powers hereby conferred.

	IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the
	 11  day of May, 1994.



							George M. Chester, Jr.

	                  FIRST SOUTHEAST BANKING CORP.


	                POWER OF ATTORNEY WITH RESPECT TO
	                     REGISTRATION STATEMENT
	                    COVERING COMMON STOCK OF
	                       FIRSTAR CORPORATION


	KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or
	director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L.
	Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William
	J. Schulz, and each of them, severally, his or her true and lawful attorney
	and agent at any time and from time to time to do any and all acts and
	things and execute, in his or her name (whether on behalf of Firstar
	Corporation, or as an officer or director of Firstar Corporation, or
	otherwise) any and all instruments which said attorney and agent may deem
	necessary, appropriate or desirable to enable Firstar Corporation to comply
	with the Securities Act of 1933, as amended, and any requirements of the
	Securities and Exchange Commission in respect thereof, in connection with a
	Registration Statement and any and all amendments (including post-effective
	amendments) to the Registration Statement relating to the issuance of Common
	Stock, $1.25 par value, of Firstar Corporation and associated preferred
	stock purchase rights in connection with the acquisition by Firstar
	Corporation (or a subsidiary thereof) of First Southeast Banking Corp.
	pursuant to and in accordance with an Agreement and Plan of Reorganization
	and related Plan of Merger entered into by Firstar Corporation, including
	specifically but without limitation thereto, power and authority to sign his
	or her name (whether on behalf of Firstar Corporation, or as an officer or
	director of Firstar Corporation or by attesting the seal of Firstar
	Corporation, or otherwise) to such Registration Statement and to such
	amendments (including post-effective amendments) to the Registration
	Statement to be filed with the Securities and Exchange Commission, or any of
	the exhibits, financial statements and schedules, or the Proxy
	Statements-Prospectuses, filed therewith, and to file the same with the
	Securities and Exchange Commission; and the undersigned does hereby ratify
	and confirm all that said attorneys and agents, and each of them, shall do
	or cause to be done by virtue hereof.  Any one of said attorneys and agents
	shall have, and may exercise, all the powers hereby conferred.

	IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the
	  6  day of May, 1994.



							Roger H. Derusha

	                  FIRST SOUTHEAST BANKING CORP.


	                POWER OF ATTORNEY WITH RESPECT TO
	                     REGISTRATION STATEMENT
	                    COVERING COMMON STOCK OF
	                       FIRSTAR CORPORATION


	KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or
	director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L.
	Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William
	J. Schulz, and each of them, severally, his or her true and lawful attorney
	and agent at any time and from time to time to do any and all acts and
	things and execute, in his or her name (whether on behalf of Firstar
	Corporation, or as an officer or director of Firstar Corporation, or
	otherwise) any and all instruments which said attorney and agent may deem
	necessary, appropriate or desirable to enable Firstar Corporation to comply
	with the Securities Act of 1933, as amended, and any requirements of the
	Securities and Exchange Commission in respect thereof, in connection with a
	Registration Statement and any and all amendments (including post-effective
	amendments) to the Registration Statement relating to the issuance of Common
	Stock, $1.25 par value, of Firstar Corporation and associated preferred
	stock purchase rights in connection with the acquisition by Firstar
	Corporation (or a subsidiary thereof) of First Southeast Banking Corp.
	pursuant to and in accordance with an Agreement and Plan of Reorganization
	and related Plan of Merger entered into by Firstar Corporation, including
	specifically but without limitation thereto, power and authority to sign his
	or her name (whether on behalf of Firstar Corporation, or as an officer or
	director of Firstar Corporation or by attesting the seal of Firstar
	Corporation, or otherwise) to such Registration Statement and to such
	amendments (including post-effective amendments) to the Registration
	Statement to be filed with the Securities and Exchange Commission, or any of
	the exhibits, financial statements and schedules, or the Proxy
	Statements-Prospectuses, filed therewith, and to file the same with the
	Securities and Exchange Commission; and the undersigned does hereby ratify
	and confirm all that said attorneys and agents, and each of them, shall do
	or cause to be done by virtue hereof.  Any one of said attorneys and agents
	shall have, and may exercise, all the powers hereby conferred.

	IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the
	  5  day of May, 1994.



							James L. Forbes

	                  FIRST SOUTHEAST BANKING CORP.


	                POWER OF ATTORNEY WITH RESPECT TO
	                     REGISTRATION STATEMENT
	                    COVERING COMMON STOCK OF
	                       FIRSTAR CORPORATION


	KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or
	director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L.
	Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William
	J. Schulz, and each of them, severally, his or her true and lawful attorney
	and agent at any time and from time to time to do any and all acts and
	things and execute, in his or her name (whether on behalf of Firstar
	Corporation, or as an officer or director of Firstar Corporation, or
	otherwise) any and all instruments which said attorney and agent may deem
	necessary, appropriate or desirable to enable Firstar Corporation to comply
	with the Securities Act of 1933, as amended, and any requirements of the
	Securities and Exchange Commission in respect thereof, in connection with a
	Registration Statement and any and all amendments (including post-effective
	amendments) to the Registration Statement relating to the issuance of Common
	Stock, $1.25 par value, of Firstar Corporation and associated preferred
	stock purchase rights in connection with the acquisition by Firstar
	Corporation (or a subsidiary thereof) of First Southeast Banking Corp.
	pursuant to and in accordance with an Agreement and Plan of Reorganization
	and related Plan of Merger entered into by Firstar Corporation, including
	specifically but without limitation thereto, power and authority to sign his
	or her name (whether on behalf of Firstar Corporation, or as an officer or
	director of Firstar Corporation or by attesting the seal of Firstar
	Corporation, or otherwise) to such Registration Statement and to such
	amendments (including post-effective amendments) to the Registration
	Statement to be filed with the Securities and Exchange Commission, or any of
	the exhibits, financial statements and schedules, or the Proxy
	Statements-Prospectuses, filed therewith, and to file the same with the
	Securities and Exchange Commission; and the undersigned does hereby ratify
	and confirm all that said attorneys and agents, and each of them, shall do
	or cause to be done by virtue hereof.  Any one of said attorneys and agents
	shall have, and may exercise, all the powers hereby conferred.

	IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the
	  6  day of May, 1994.



							Holmes Foster

	                  FIRST SOUTHEAST BANKING CORP.


	                POWER OF ATTORNEY WITH RESPECT TO
	                     REGISTRATION STATEMENT
	                    COVERING COMMON STOCK OF
	                       FIRSTAR CORPORATION


	KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or
	director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L.
	Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William
	J. Schulz, and each of them, severally, his or her true and lawful attorney
	and agent at any time and from time to time to do any and all acts and
	things and execute, in his or her name (whether on behalf of Firstar
	Corporation, or as an officer or director of Firstar Corporation, or
	otherwise) any and all instruments which said attorney and agent may deem
	necessary, appropriate or desirable to enable Firstar Corporation to comply
	with the Securities Act of 1933, as amended, and any requirements of the
	Securities and Exchange Commission in respect thereof, in connection with a
	Registration Statement and any and all amendments (including post-effective
	amendments) to the Registration Statement relating to the issuance of Common
	Stock, $1.25 par value, of Firstar Corporation and associated preferred
	stock purchase rights in connection with the acquisition by Firstar
	Corporation (or a subsidiary thereof) of First Southeast Banking Corp.
	pursuant to and in accordance with an Agreement and Plan of Reorganization
	and related Plan of Merger entered into by Firstar Corporation, including
	specifically but without limitation thereto, power and authority to sign his
	or her name (whether on behalf of Firstar Corporation, or as an officer or
	director of Firstar Corporation or by attesting the seal of Firstar
	Corporation, or otherwise) to such Registration Statement and to such
	amendments (including post-effective amendments) to the Registration
	Statement to be filed with the Securities and Exchange Commission, or any of
	the exhibits, financial statements and schedules, or the Proxy
	Statements-Prospectuses, filed therewith, and to file the same with the
	Securities and Exchange Commission; and the undersigned does hereby ratify
	and confirm all that said attorneys and agents, and each of them, shall do
	or cause to be done by virtue hereof.  Any one of said attorneys and agents
	shall have, and may exercise, all the powers hereby conferred.

	IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the
	 8  day of May, 1994.



							Joseph F. Heil, Jr.

	                  FIRST SOUTHEAST BANKING CORP.


	                POWER OF ATTORNEY WITH RESPECT TO
	                     REGISTRATION STATEMENT
	                    COVERING COMMON STOCK OF
	                       FIRSTAR CORPORATION


	KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or
	director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L.
	Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William
	J. Schulz, and each of them, severally, his or her true and lawful attorney
	and agent at any time and from time to time to do any and all acts and
	things and execute, in his or her name (whether on behalf of Firstar
	Corporation, or as an officer or director of Firstar Corporation, or
	otherwise) any and all instruments which said attorney and agent may deem
	necessary, appropriate or desirable to enable Firstar Corporation to comply
	with the Securities Act of 1933, as amended, and any requirements of the
	Securities and Exchange Commission in respect thereof, in connection with a
	Registration Statement and any and all amendments (including post-effective
	amendments) to the Registration Statement relating to the issuance of Common
	Stock, $1.25 par value, of Firstar Corporation and associated preferred
	stock purchase rights in connection with the acquisition by Firstar
	Corporation (or a subsidiary thereof) of First Southeast Banking Corp.
	pursuant to and in accordance with an Agreement and Plan of Reorganization
	and related Plan of Merger entered into by Firstar Corporation, including
	specifically but without limitation thereto, power and authority to sign his
	or her name (whether on behalf of Firstar Corporation, or as an officer or
	director of Firstar Corporation or by attesting the seal of Firstar
	Corporation, or otherwise) to such Registration Statement and to such
	amendments (including post-effective amendments) to the Registration
	Statement to be filed with the Securities and Exchange Commission, or any of
	the exhibits, financial statements and schedules, or the Proxy
	Statements-Prospectuses, filed therewith, and to file the same with the
	Securities and Exchange Commission; and the undersigned does hereby ratify
	and confirm all that said attorneys and agents, and each of them, shall do
	or cause to be done by virtue hereof.  Any one of said attorneys and agents
	shall have, and may exercise, all the powers hereby conferred.

	IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the
	 16  day of May, 1994.



							John H. Hendee, Jr.

	                  FIRST SOUTHEAST BANKING CORP.


	                POWER OF ATTORNEY WITH RESPECT TO
	                     REGISTRATION STATEMENT
	                    COVERING COMMON STOCK OF
	                       FIRSTAR CORPORATION


	KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or
	director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L.
	Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William
	J. Schulz, and each of them, severally, his or her true and lawful attorney
	and agent at any time and from time to time to do any and all acts and
	things and execute, in his or her name (whether on behalf of Firstar
	Corporation, or as an officer or director of Firstar Corporation, or
	otherwise) any and all instruments which said attorney and agent may deem
	necessary, appropriate or desirable to enable Firstar Corporation to comply
	with the Securities Act of 1933, as amended, and any requirements of the
	Securities and Exchange Commission in respect thereof, in connection with a
	Registration Statement and any and all amendments (including post-effective
	amendments) to the Registration Statement relating to the issuance of Common
	Stock, $1.25 par value, of Firstar Corporation and associated preferred
	stock purchase rights in connection with the acquisition by Firstar
	Corporation (or a subsidiary thereof) of First Southeast Banking Corp.
	pursuant to and in accordance with an Agreement and Plan of Reorganization
	and related Plan of Merger entered into by Firstar Corporation, including
	specifically but without limitation thereto, power and authority to sign his
	or her name (whether on behalf of Firstar Corporation, or as an officer or
	director of Firstar Corporation or by attesting the seal of Firstar
	Corporation, or otherwise) to such Registration Statement and to such
	amendments (including post-effective amendments) to the Registration
	Statement to be filed with the Securities and Exchange Commission, or any of
	the exhibits, financial statements and schedules, or the Proxy
	Statements-Prospectuses, filed therewith, and to file the same with the
	Securities and Exchange Commission; and the undersigned does hereby ratify
	and confirm all that said attorneys and agents, and each of them, shall do
	or cause to be done by virtue hereof.  Any one of said attorneys and agents
	shall have, and may exercise, all the powers hereby conferred.

	IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the
	  9  day of May, 1994.



							Jerry M. Hiegel

	                  FIRST SOUTHEAST BANKING CORP.


	                POWER OF ATTORNEY WITH RESPECT TO
	                     REGISTRATION STATEMENT
	                    COVERING COMMON STOCK OF
	                       FIRSTAR CORPORATION


	KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or
	director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L.
	Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William
	J. Schulz, and each of them, severally, his or her true and lawful attorney
	and agent at any time and from time to time to do any and all acts and
	things and execute, in his or her name (whether on behalf of Firstar
	Corporation, or as an officer or director of Firstar Corporation, or
	otherwise) any and all instruments which said attorney and agent may deem
	necessary, appropriate or desirable to enable Firstar Corporation to comply
	with the Securities Act of 1933, as amended, and any requirements of the
	Securities and Exchange Commission in respect thereof, in connection with a
	Registration Statement and any and all amendments (including post-effective
	amendments) to the Registration Statement relating to the issuance of Common
	Stock, $1.25 par value, of Firstar Corporation and associated preferred
	stock purchase rights in connection with the acquisition by Firstar
	Corporation (or a subsidiary thereof) of First Southeast Banking Corp.
	pursuant to and in accordance with an Agreement and Plan of Reorganization
	and related Plan of Merger entered into by Firstar Corporation, including
	specifically but without limitation thereto, power and authority to sign his
	or her name (whether on behalf of Firstar Corporation, or as an officer or
	director of Firstar Corporation or by attesting the seal of Firstar
	Corporation, or otherwise) to such Registration Statement and to such
	amendments (including post-effective amendments) to the Registration
	Statement to be filed with the Securities and Exchange Commission, or any of
	the exhibits, financial statements and schedules, or the Proxy
	Statements-Prospectuses, filed therewith, and to file the same with the
	Securities and Exchange Commission; and the undersigned does hereby ratify
	and confirm all that said attorneys and agents, and each of them, shall do
	or cause to be done by virtue hereof.  Any one of said attorneys and agents
	shall have, and may exercise, all the powers hereby conferred.

	IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the
	  6  day of May, 1994.



							Joseph F. Hladky, III

	                  FIRST SOUTHEAST BANKING CORP.


	                POWER OF ATTORNEY WITH RESPECT TO
	                     REGISTRATION STATEMENT
	                    COVERING COMMON STOCK OF
	                       FIRSTAR CORPORATION


	KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or
	director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L.
	Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William
	J. Schulz, and each of them, severally, his or her true and lawful attorney
	and agent at any time and from time to time to do any and all acts and
	things and execute, in his or her name (whether on behalf of Firstar
	Corporation, or as an officer or director of Firstar Corporation, or
	otherwise) any and all instruments which said attorney and agent may deem
	necessary, appropriate or desirable to enable Firstar Corporation to comply
	with the Securities Act of 1933, as amended, and any requirements of the
	Securities and Exchange Commission in respect thereof, in connection with a
	Registration Statement and any and all amendments (including post-effective
	amendments) to the Registration Statement relating to the issuance of Common
	Stock, $1.25 par value, of Firstar Corporation and associated preferred
	stock purchase rights in connection with the acquisition by Firstar
	Corporation (or a subsidiary thereof) of First Southeast Banking Corp.
	pursuant to and in accordance with an Agreement and Plan of Reorganization
	and related Plan of Merger entered into by Firstar Corporation, including
	specifically but without limitation thereto, power and authority to sign his
	or her name (whether on behalf of Firstar Corporation, or as an officer or
	director of Firstar Corporation or by attesting the seal of Firstar
	Corporation, or otherwise) to such Registration Statement and to such
	amendments (including post-effective amendments) to the Registration
	Statement to be filed with the Securities and Exchange Commission, or any of
	the exhibits, financial statements and schedules, or the Proxy
	Statements-Prospectuses, filed therewith, and to file the same with the
	Securities and Exchange Commission; and the undersigned does hereby ratify
	and confirm all that said attorneys and agents, and each of them, shall do
	or cause to be done by virtue hereof.  Any one of said attorneys and agents
	shall have, and may exercise, all the powers hereby conferred.

	IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the
	  8  day of May, 1994.



							Sheldon B. Lubar

	                  FIRST SOUTHEAST BANKING CORP.


	                POWER OF ATTORNEY WITH RESPECT TO
	                     REGISTRATION STATEMENT
	                    COVERING COMMON STOCK OF
	                       FIRSTAR CORPORATION


	KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or
	director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L.
	Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William
	J. Schulz, and each of them, severally, his or her true and lawful attorney
	and agent at any time and from time to time to do any and all acts and
	things and execute, in his or her name (whether on behalf of Firstar
	Corporation, or as an officer or director of Firstar Corporation, or
	otherwise) any and all instruments which said attorney and agent may deem
	necessary, appropriate or desirable to enable Firstar Corporation to comply
	with the Securities Act of 1933, as amended, and any requirements of the
	Securities and Exchange Commission in respect thereof, in connection with a
	Registration Statement and any and all amendments (including post-effective
	amendments) to the Registration Statement relating to the issuance of Common
	Stock, $1.25 par value, of Firstar Corporation and associated preferred
	stock purchase rights in connection with the acquisition by Firstar
	Corporation (or a subsidiary thereof) of First Southeast Banking Corp.
	pursuant to and in accordance with an Agreement and Plan of Reorganization
	and related Plan of Merger entered into by Firstar Corporation, including
	specifically but without limitation thereto, power and authority to sign his
	or her name (whether on behalf of Firstar Corporation, or as an officer or
	director of Firstar Corporation or by attesting the seal of Firstar
	Corporation, or otherwise) to such Registration Statement and to such
	amendments (including post-effective amendments) to the Registration
	Statement to be filed with the Securities and Exchange Commission, or any of
	the exhibits, financial statements and schedules, or the Proxy
	Statements-Prospectuses, filed therewith, and to file the same with the
	Securities and Exchange Commission; and the undersigned does hereby ratify
	and confirm all that said attorneys and agents, and each of them, shall do
	or cause to be done by virtue hereof.  Any one of said attorneys and agents
	shall have, and may exercise, all the powers hereby conferred.

	IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the
	  5  day of May, 1994.



							Daniel F. McKeithan, Jr.

	                  FIRST SOUTHEAST BANKING CORP.


	                POWER OF ATTORNEY WITH RESPECT TO
	                     REGISTRATION STATEMENT
	                    COVERING COMMON STOCK OF
	                       FIRSTAR CORPORATION


	KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or
	director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L.
	Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William
	J. Schulz, and each of them, severally, his or her true and lawful attorney
	and agent at any time and from time to time to do any and all acts and
	things and execute, in his or her name (whether on behalf of Firstar
	Corporation, or as an officer or director of Firstar Corporation, or
	otherwise) any and all instruments which said attorney and agent may deem
	necessary, appropriate or desirable to enable Firstar Corporation to comply
	with the Securities Act of 1933, as amended, and any requirements of the
	Securities and Exchange Commission in respect thereof, in connection with a
	Registration Statement and any and all amendments (including post-effective
	amendments) to the Registration Statement relating to the issuance of Common
	Stock, $1.25 par value, of Firstar Corporation and associated preferred
	stock purchase rights in connection with the acquisition by Firstar
	Corporation (or a subsidiary thereof) of First Southeast Banking Corp.
	pursuant to and in accordance with an Agreement and Plan of Reorganization
	and related Plan of Merger entered into by Firstar Corporation, including
	specifically but without limitation thereto, power and authority to sign his
	or her name (whether on behalf of Firstar Corporation, or as an officer or
	director of Firstar Corporation or by attesting the seal of Firstar
	Corporation, or otherwise) to such Registration Statement and to such
	amendments (including post-effective amendments) to the Registration
	Statement to be filed with the Securities and Exchange Commission, or any of
	the exhibits, financial statements and schedules, or the Proxy
	Statements-Prospectuses, filed therewith, and to file the same with the
	Securities and Exchange Commission; and the undersigned does hereby ratify
	and confirm all that said attorneys and agents, and each of them, shall do
	or cause to be done by virtue hereof.  Any one of said attorneys and agents
	shall have, and may exercise, all the powers hereby conferred.

	IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the
	  6  day of May, 1994.



							George W. Mead, II

	                  FIRST SOUTHEAST BANKING CORP.


	                POWER OF ATTORNEY WITH RESPECT TO
	                     REGISTRATION STATEMENT
	                    COVERING COMMON STOCK OF
	                       FIRSTAR CORPORATION


	KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or
	director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L.
	Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William
	J. Schulz, and each of them, severally, his or her true and lawful attorney
	and agent at any time and from time to time to do any and all acts and
	things and execute, in his or her name (whether on behalf of Firstar
	Corporation, or as an officer or director of Firstar Corporation, or
	otherwise) any and all instruments which said attorney and agent may deem
	necessary, appropriate or desirable to enable Firstar Corporation to comply
	with the Securities Act of 1933, as amended, and any requirements of the
	Securities and Exchange Commission in respect thereof, in connection with a
	Registration Statement and any and all amendments (including post-effective
	amendments) to the Registration Statement relating to the issuance of Common
	Stock, $1.25 par value, of Firstar Corporation and associated preferred
	stock purchase rights in connection with the acquisition by Firstar
	Corporation (or a subsidiary thereof) of First Southeast Banking Corp.
	pursuant to and in accordance with an Agreement and Plan of Reorganization
	and related Plan of Merger entered into by Firstar Corporation, including
	specifically but without limitation thereto, power and authority to sign his
	or her name (whether on behalf of Firstar Corporation, or as an officer or
	director of Firstar Corporation or by attesting the seal of Firstar
	Corporation, or otherwise) to such Registration Statement and to such
	amendments (including post-effective amendments) to the Registration
	Statement to be filed with the Securities and Exchange Commission, or any of
	the exhibits, financial statements and schedules, or the Proxy
	Statements-Prospectuses, filed therewith, and to file the same with the
	Securities and Exchange Commission; and the undersigned does hereby ratify
	and confirm all that said attorneys and agents, and each of them, shall do
	or cause to be done by virtue hereof.  Any one of said attorneys and agents
	shall have, and may exercise, all the powers hereby conferred.

	IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the
	  6  day of May, 1994.



							Guy A. Osborn

	                  FIRST SOUTHEAST BANKING CORP.


	                POWER OF ATTORNEY WITH RESPECT TO
	                     REGISTRATION STATEMENT
	                    COVERING COMMON STOCK OF
	                       FIRSTAR CORPORATION


	KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or
	director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L.
	Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William
	J. Schulz, and each of them, severally, his or her true and lawful attorney
	and agent at any time and from time to time to do any and all acts and
	things and execute, in his or her name (whether on behalf of Firstar
	Corporation, or as an officer or director of Firstar Corporation, or
	otherwise) any and all instruments which said attorney and agent may deem
	necessary, appropriate or desirable to enable Firstar Corporation to comply
	with the Securities Act of 1933, as amended, and any requirements of the
	Securities and Exchange Commission in respect thereof, in connection with a
	Registration Statement and any and all amendments (including post-effective
	amendments) to the Registration Statement relating to the issuance of Common
	Stock, $1.25 par value, of Firstar Corporation and associated preferred
	stock purchase rights in connection with the acquisition by Firstar
	Corporation (or a subsidiary thereof) of First Southeast Banking Corp.
	pursuant to and in accordance with an Agreement and Plan of Reorganization
	and related Plan of Merger entered into by Firstar Corporation, including
	specifically but without limitation thereto, power and authority to sign his
	or her name (whether on behalf of Firstar Corporation, or as an officer or
	director of Firstar Corporation or by attesting the seal of Firstar
	Corporation, or otherwise) to such Registration Statement and to such
	amendments (including post-effective amendments) to the Registration
	Statement to be filed with the Securities and Exchange Commission, or any of
	the exhibits, financial statements and schedules, or the Proxy
	Statements-Prospectuses, filed therewith, and to file the same with the
	Securities and Exchange Commission; and the undersigned does hereby ratify
	and confirm all that said attorneys and agents, and each of them, shall do
	or cause to be done by virtue hereof.  Any one of said attorneys and agents
	shall have, and may exercise, all the powers hereby conferred.

	IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the
	 11  day of May, 1994.



							Clifford V. Smith, Jr.